UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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LIBERTY ALL-STAR GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)
Tané T. Tyler, Secretary c/o ALPS Fund Services, Inc. 1625 Broadway, Suite 2200 Denver, Colorado 80202
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LIBERTY ALL-STAR EQUITY FUND (Equity Fund)
LIBERTY ALL-STAR GROWTH FUND, INC. (Growth Fund)
(collectively, the Funds)

1625 Broadway, Suite 2200

Denver, Colorado 80202
(303) 623-2577

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

April 26, 2007

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2007 Annual Meetings of Shareholders of the Funds will be held at One Financial Center, Conference Room C, 2nd Floor, Boston, Massachusetts, on April 26, 2007 at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund). The purpose of the Meetings is to consider and act upon the following matters:

1.	To elect three Trustees of the Equity Fund;
2.	To elect two Directors of the Growth Fund; and
3.	To transact such other business as may properly come before the Meetings or any adjournments thereof.

The Boards of Trustees/Directors have fixed the close of business on February 15, 2007 as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meetings and any adjournments thereof.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund

Tané T. Tyler

Secretary of the Funds

YOUR VOTE IS IMPORTANT - PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meetings. We urge you, whether or not you expect to attend the Meetings in person, to indicate your voting instructions on the enclosed proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. We ask your cooperation in mailing your proxy promptly.

March 1, 2007

LIBERTY ALL-STAR EQUITY FUND (Equity Fund)
LIBERTY ALL-STAR GROWTH FUND, INC. (Growth Fund)
(collectively, the Funds)

PROXY STATEMENT
ANNUAL MEETINGS OF SHAREHOLDERS

APRIL 26, 2007

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the Annual Meetings of Shareholders of the Funds to be held at One Financial Center, Conference Room C, 2nd Floor, Boston, Massachusetts, at 9:00 a.m. Boston time (Equity Fund) and 10:00 a.m. Boston time (Growth Fund) and at any adjournments thereof (such meetings and any adjournments being referred to as the “Meeting”).

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about March 1, 2007 of the Notice of Annual Meetings of Shareholders, this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ investment adviser, ALPS Advisers, Inc. (AAI), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below:

PROPOSAL 1. ELECTION OF TRUSTEES OR DIRECTORS

Introduction

The Boards that oversee each Fund provide broad supervision over the affairs of each Fund. AAI is responsible for the investment management of each Fund’s assets and AAI’s affiliate, ALPS Fund Services, Inc. (“AFS”) provides a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund’s Board of Trustees/Directors is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year or such later date as his successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure

Richard W. Lowry	Trustee since 1986, Chairman	End of Tenure 2010

John J. Neuhauser	Trustee since 1998	End of Tenure 2010

Richard C. Rantzow	Trustee since 2006	End of Tenure 2010

Growth Fund

Nominee	Title	Tenure

George R. Gaspari	Director since 2006	End of Tenure 2010

Richard W. Lowry	Director since 1994, Chairman	End of Tenure 2010

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee or Director following the Meeting and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

Trustees/Directors and Officers

The table below sets forth the names, addresses and age of the Trustees/Directors and principal officers of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

NAME (AGE) AND ADDRESS*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR**	OTHER DIRECTORSHIPS HELD
Disinterested Directors/Trustees

John A. Benning (Age 72)	Trustee Since 2002, Term expires 2009	Director Since 2002; Term expires 2008	Retired since December, 1999; Senior Vice President, General Counsel and Secretary, Liberty Financial Companies Inc. (July, 1985 to December, 1999);	2	None

			Vice President, Secretary and Director, Liberty Asset Management Company (August, 1985 to December, 1999)

Thomas W. Brock (Age 59)	Trustee Since 2005, Term expires 2008	Director Since 2005; Term Expires 2009	Chief Executive Officer, Stone Harbor Investment Partners LP (since April 2006); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Director, Columbia Management Multi- Strategy Fund LLC; Manager, BACAP Alternative Multi- Strategy Fund LLC

George R. Gaspari (Age 66)	Trustee Since 2006, Term Expires 2008	Director Since 2006, Term Expires 2007	Financial Services Consultant (since 1996)	2	Trustee and Chairman, The Select Sector SPDR Trust (since 1998)
Richard W. Lowry (Age 70)	Trustee Since 1986 Term expires 2007 Chairman	Director Since 1994; Term Expires 2007 Chairman	Private Investor since August 1987	2	Trustee, Columbia Fund Complex (81 portfolios)

John J. Neuhauser (Age 63)	Trustee Since 1998, Term Expires 2007	Director Since 1998; Term Expires 2009	University Professor since December 2005, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Trustee, Columbia Fund Complex (81 portfolios)
Richard C. Rantzow (Age 68)	Trustee Since 2006, Term expires 2007	Director Since 2006, Term expires 2008	Chairman of the Board of First Funds (from 1992 to July 2006)	2	Trustee, Clough Global Allocation Fund (since 2004), Clough Global Equity Fund (since 2005) and Clough Global Opportunities Fund (since 2006)

Interested Director/Trustee

Edmund J. Burke (Age 45)***	Trustee Since 2006, Term expires 2009	Director Since 2006, Term expires 2009	President and a Director of ALPS Holdings, Inc. (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services,	2	President, Financial Investors Trust (since 2001); President, Reaves Utility Income Fund (since 2004); President, Financial Investors Variable Insurance Trust; Trustee and

Inc. and ALPS Distributors, Inc.(1991-2005)

President, Clough Global Allocation Fund (Trustee since 2006, President since 2004); Trustee and President, Clough Global Equity Fund (Trustee since 2006, President since 2005); Trustee and President Clough Global Opportunities Fund (since 2006)

*The address for all Trustees/Directors is:  c/o ALPS Advisers, Inc., 1625 Broadway, Suite 2200; Denver, CO  80202

**Prior to December 18, 2006, the Fund Complex consisted of 83 funds in the Columbia Funds and Banc of America Investment Advisors sponsored hedge funds.  As of December 18, 2006, the Fund Complex of ALPS Advisers, Inc., consisted of two funds.

***Mr. Burke is an “interested person” of the Fund, as defined in the Investment Company Act, because he is an officer of ALPS and ALPS Advisers.

All the Trustees/Directors are members of each Fund’s Audit Committee except for Mr. Burke.

Ages are shown as of February 15, 2007.

Principal Officers

Each person listed below serves as an officer of the Funds. The Board elects the Funds’ officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified, or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Age) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years

William R. Parmentier, Jr. (Age 54)	President	1999	Chief Investment Officer, ALPS Advisers, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President (2005-2006), Banc of America Investment Advisors, Inc.
Edmund J. Burke (Age 45)	Vice President	2006

President and a Director of ALPS (since 2005), President and a Director of ALPS Advisers (since 2001), President and a Director of ALPS Financial Services, Inc. and ALPS Distributors, Inc. (1991-2005). See above for other Directorships held

Mark T. Haley, CFA (Age 42)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisers, Inc. (since 2006). Vice President, Banc of America Investment Advisors (1999-2006)
Jeremy O. May (Age 36)	Treasurer	2006

Mr. May is a Managing Director of ALPS. Mr. May joined ALPS in 1995. Because of his position with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is currently the Treasurer of Reaves Utility Income Fund, Clough Global Equity Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, and Financial Investors Variable Insurance Trust. Mr. May is also on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

Kimberly R. Storms (Age 34)	Assistant Treasurer	2006

Ms. Storms is Director of Fund Administration and Vice- President of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Storms is also Assistant Treasurer of the Clough Global Equity Fund,

			Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund and Financial Investors Trust and Assistant Secretary of Ameristock Mutual Fund, Inc.

Bradley J. Swenson (Age 34)	Chief Compliance Officer	2006

Chief Compliance Officer (“CCO”), ALPS Fund Services, Inc. and ALPS Distributors, Inc., since 2004; CCO ALPS Advisers, Inc. since 2006; Mr. Swenson currently acts in the capacity of Fund CCO for Financial Investors Variable Insurance Trust, the SPDR Trust, MidCap SPDR Trust, DIAMONDS Trust, NASDAQ-100 Trust, BLDRS Index Funds Trust, WisdomTree Funds Trust, and Healthshares, Inc. Senior Audit Manager, Janus Capital Group, Inc. Senior Internal Auditor, Oppenheimer Funds, Inc.

Tané T. Tyler (Age 41)	Secretary	2006

Chief Legal Officer, Assistant Secretary, ALPS Funds Services, Inc. and ALPS Distributors, Inc. since September 2004; Chief Legal Officer, Secretary, ALPS Holdings, Inc. since August 2005; Chief Legal Officer, Assistant Secretary, ALPS Advisers, Inc., since August 2006; Secretary, Reaves Utility Income Fund since December 2004; Secretary, Westcore Funds since February  2005; Secretary, First Funds from November  2004 to January 2007; Secretary, Financial Investors Variable Insurance Trust from December 2004 – December 2006; Vice President and Associate Counsel, Oppenheimer Funds from January 2004 to August 2004; Vice President and Assistant General Counsel, INVESCO Funds from September  1991 to December  2003

*The address of each officer is: c/o ALPS Advisers, Inc., 1625 Broadway, Suite 2200; Denver, CO 80202

During 2006, the Board of Trustees/Directors of the Funds held five meetings, and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly. All sitting Trustees/Directors were present at all meetings except for Mr. Brock who did not attend the February 6, 2006 meeting.  Messrs. Burke, Gaspari and Rantzow were elected to the Boards in November and did not attend meetings in 2006. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds’ 2006 annual shareholder meetings.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to a Fund’s Board or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1625

Broadway, Suite 2200, Denver, CO 80202. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of a Fund.

Audit Committee

Messrs. Benning, Brock, Gaspari, Lowry, Neuhauser (Committee Chairman) and Rantzow are members of the Audit Committee of each Fund. Each Fund’s Audit Committee is comprised only of members who are “Independent Trustees/Directors” (as defined in the New York Stock Exchange (NYSE) Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not “interested persons” (as defined in the Investment Company Act) of the Fund. Each Board of Trustees/Directors has determined, in accordance with NYSE Listing Standards, that each member of the Audit Committees is financially literate and that one of its members has prior accounting experience or related financial management expertise.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee’s structure, duties and powers, and methods of operation.  The principal functions of each Audit Committee are to assist Board oversight of: (1) the integrity of the Fund’s financial statements, (2) the Fund’s compliance with legal and regulatory requirements, (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the independent accountants), (4) the performance of AAI’s internal audit function, and (5) the performance of the independent accountants. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

The Audit Committee of each Fund has submitted the following report:

At a meeting of the Audit Committees on February 5, 2007, the Audit Committees: (i) reviewed and discussed with management the Funds’ audited financial statements for the most recently completed fiscal year; (ii) discussed with PricewaterhouseCoopers LLP (PwC), the Funds’ independent registered public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” describing all relationships between PwC and the Funds that might bear on PwC’s independence and discussed with PwC any relationships that may impact PwC’s objectivity and independence and satisfied itself as to PwC’s independence. Based on its review and discussion, the Audit Committees recommended to the Boards of Trustees/Directors that the audited financial statements for each Fund be included in that Fund’s Annual Report to shareholders.

John A. Benning	Richard W. Lowry
Thomas W. Brock	John J. Neuhauser
George R. Gaspari	Richard C. Rantzow

Nomination Information

Neither Fund has a nominating or compensation committee. The Fund Boards do not believe that a nominating committee is necessary because there has been minimal turnover in the Trustees/Directors serving on the Board of each Fund.

When necessary or appropriate, the Disinterested Trustees/Directors of each Fund serve as an ad hoc committee for the consideration of Trustee/Director nominations. No ad hoc nominating committee of either Fund has adopted a charter. Disinterested Trustees/Directors are nominated only by an ad hoc nominating committee. Each Fund’s Disinterested Trustees/Directors are “independent” under NYSE Listing Standards, and are not “interested persons” of the Fund under the Investment Company Act.

The Disinterested Trustees/Directors consider prospective Trustee/Director candidates from any reasonable source, including current Disinterested Trustees/Directors, Fund management, Fund shareholders and other persons or entities. Although the Funds do not have a formal policy, shareholders of a Fund who wish to nominate a candidate to a Fund’s Board may send information regarding prospective candidates to the Funds’ Secretary at 1625 Broadway, Suite 2200, Denver, CO 80202. The information should include evidence of the shareholders’ Fund ownership, a full listing of the proposed candidate’s education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an “interested person” under the Investment Company Act and “independent” under NYSE Listing Standards in relation to the Fund, and such other information as may be helpful to the Disinterested Trustees/Directors in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a Disinterested Trustee/Director for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. All nominations from Fund shareholders will be acknowledged. During periods when the Disinterested Trustees/Directors are not recruiting new Board members, nominations will be maintained on file pending the active recruitment of Trustees/Directors.

The Disinterested Trustees/Directors have no formal list of qualifications for Trustee/Director nominees. However, the Disinterested Trustees/Directors may consider, among other things, whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity, and substantive knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Disinterested Trustees/Directors, independence from the Funds’ investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Disinterested Trustees/Directors will evaluate whether a candidate is an “interested person” under the Investment Company Act and “independent” under NYSE Listing Standards. The Disinterested Trustees/Directors also consider whether a prospective candidate’s workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board’s present composition and its perceptions about future issues and needs.

The Disinterested Trustees/Directors initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by a Disinterested Trustee/Director by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Disinterested Trustees/Directors would be arranged. If the Disinterested Trustees/Directors, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Disinterested Trustees/Directors for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The following table shows, for the year ended December 31, 2006, the compensation received from each Fund by the Trustees/Directors, and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex(1)(2)
Disinterested Trustees/Directors
John A. Benning	$33,902.96	$10,597.04	$44,500.00
Thomas W. Brock (2)	$29,709.33	$9,290.67	$39,000.00
George R. Gaspari	None	None	None
Richard W. Lowry (2)	$45,335.40	$14,164.60	$59,500.00
John J. Neuhauser (2)	$37,713.79	$11,786.21	$49,500.00
Richard C. Rantzow	None	None	None

Interested Trustee/Director
William E. Mayer (2)(3)	$10,296.90	$3,203.10	$13,500.00
Edmund J. Burke	None	None	None

(1)          Prior to December 2006, in addition to receiving compensation for their services as Trustees/Directors of the Funds, Messrs. Lowry, Neuhauser and Mayer received compensation for service as Trustees/Directors of the Columbia Funds, and Mr. Brock received compensation for service as Director/Manager of the Registered Hedge Funds. As noted above the Funds, the Columbia Funds and the Registered Hedge Funds are part of the Fund Complex.  As of December 18, 2006, the Funds became part of the ALPS Advisers, Inc., fund complex (“ALPS Fund Complex”).  At this time, the Funds are the only two funds in the ALPS Fund Complex.

(2)          At December 31, 2006, Messrs. Lowry, Mayer and Neuhauser also served as trustees of 78 open-end and 7 closed-end management investment company portfolios within the Columbia Funds group of funds. As of December 31, 2006, Mr. Brock also served as manager or director of BACAP Alternative Multi-Strategy Fund, LLC and Columbia Management Multi-Strategy Hedge Fund, LLC (the “Registered Hedge Funds”). “Fund Complex” includes the Funds, the Columbia Funds and the Registered Hedge Funds.

(3)          Mr. Mayer resigned from the Boards effective April 2006.

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2006 (i) in each of the Funds, and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/Director	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Fund Complex
Disinterested Trustees/Directors
John A. Benning	Over $100,000	$10,001 - $50,000	Over $100,000
Thomas W. Brock	Over $100,000	Over $100,000	Over $100,000
George R. Gaspari	None	None	None
Richard W. Lowry	Over $100,000	$1 - $10,000	Over $100,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	$1 - $10,000
Richard C. Rantzow	None	None	None
Interested Trustee/Director
Edmund J. Burke	None	None	None

During the past five calendar years, Mr. Lowry has had a material interest in a trust (approximately $4,511,797 as of December 31, 2006) which owns units of a limited partnership whose investments are managed by M.A. Weatherbie & Co., Inc., a portfolio manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. Mr. Benning also has had a material interest in that trust (approximately $1,373,570 as of December 31, 2006).

During the most recent fiscal year-end, Mr. Burke purchased shares of ALPS Holdings, Inc., the parent company of AAI, totaling 1.02% of the outstanding preferred shares of ALPS Holdings, Inc.

Required Vote

Only shareholders of record of a Fund on February 15, 2007 may vote. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected.

OTHER BUSINESS

The Boards of Trustees/Directors know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

MANAGEMENT

ALPS Advisers, Inc. (AAI), 1625 Broadway, Suite 2200, Denver, CO 80202, is the Funds’ investment adviser. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds’ multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds’ assets, subject to the Funds’ investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards of Trustees/Directors the investment management firms (currently five for the Equity Fund and currently three for the Growth Fund) for appointment as Portfolio Managers of the Funds.  ALPS Fund Services, Inc. (AFS), 1625 Broadway, Suite 2200, Denver, Colorado, 80202, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds’ current Portfolio Managers are as follows:

Equity Fund

Chase Investment Counsel Corporation
300 Preston Avenue, Suite 403
Charlottesville, VA  22902-5091

Matrix Asset Advisors, Inc.
747 Third Avenue
New York, NY 10017

Pzena Investment Management, LLC
120 West 45th Street
New York, NY 10036

Schneider Capital Management Corporation
460 East Swedesford Road
Wayne, PA 19087

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

Growth Fund
M.A. Weatherbie & Co., Inc.
265 Franklin Street
Boston, MA 02110

TCW Investment Management Company
865 South Figueroa Street
Los Angeles, CA 90017

William Blair & Company, L.L.C.
222 West Adams Street
Chicago, IL 60606

Portfolio Transactions and Brokerage

Each of the Funds’ Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of a Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Funds provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Funds.

The Portfolio Managers are authorized to cause the Funds to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under their portfolio management agreements with the Funds and AAI the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with each of the Funds’ Portfolio Managers as to the amounts of the Funds’ portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Funds in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the Investment Company Act.

On February 15, 2000, the Securities and Exchange Commission (the “SEC”) issued the Funds exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the Investment Company Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Funds to engage in principal transactions with, and provide brokerage services to, portion(s) of the Funds advised by another Portfolio Manager, and (2) the Funds to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Funds.  The Funds now rely on Rule 17a-10 under the Investment Company Act rather than this exemptive relief.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Financial statements for the Funds’ fiscal year ended December 31, 2006 were audited by PricewaterhouseCoopers LLP (PwC). PwC serves as the independent registered public accounting firm (“independent accountants”) for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds. The Boards of Trustees/Directors of the Funds have selected PwC as the independent accountants for the Funds for the fiscal year ending December 31, 2007. Representatives of PwC are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund’s Audit Committee is required to pre-approve the engagement of the Fund’s independent accountants to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund (“AAI Affiliates”), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the independent accountants.

The Funds’ Audit Committees have adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Fund’s independent accountants to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the independent accountants. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund’s Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees billed by PwC for the Fund’s last two fiscal years for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)                       Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)                    Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees.”  The audit related services provided by PwC related to agreed-upon procedures for each Fund’s semi-annual report.

(iii)                 Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)                All Other Fees - fees for products and services provided to the Fund by PwC other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For each Fund’s last two fiscal years, no fees were billed by PwC that would be disclosed under the caption “All Other Fees” to either Fund or to AAI or any AAI Affiliates.

During the Funds’ fiscal years ended December 31, 2005 and 2006, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the audit fees, audit-related fees and tax fees billed by PwC for the fiscal years ended December 31, 2005 and 2006 were pre-approved by each Fund’s Audit Committee.

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Equity Fund	2005	$36,400	$4,200	$4,600	$0
	2006	$38,400	$4,400	$5,200	$0
Growth Fund	2005	$25,900	$4,200	$4,600	$0
	2006	$27,350	$4,400	$5,200	$0
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2005 2006		$0 $0	$0 $0	$0 $0
AAI & AAI Affiliates (relating directly to the operating financial reporting of the Growth Fund)	2005 2006		$0 $0	$0 $0	$0 $0

The aggregate non-audit fees billed by PwC for the fiscal years ended December 31, 2005 and 2006 for services rendered to: (a) the Equity Fund and AAI and AAI Affiliates (providing ongoing services to the Equity Fund) were $8,800 and $9,600, respectively; and (b) the Growth Fund and AAI and AAI Affiliates (providing ongoing services to the Growth Fund) were $8,800 and $9,600, respectively.

Each Fund’s Audit Committee has determined that the provision by PwC of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of PwC as the Fund’s independent accountants. All services provided by PwC to a Fund for 2005 and 2006 that were required to be pre-approved by the Audit Committee were pre-approved.

INFORMATION ABOUT THE MEETING

Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposal 1. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person.

For each Fund, a majority of the shares outstanding on the record date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund at the Meeting.

Only shareholders of record of a Fund on February 15, 2007 may vote. The election of the Trustees of the Equity Fund is by a plurality of the shares voting at the Meeting. Since three Trustees of the Equity Fund are to be elected, the three persons who receive the highest number of votes cast at the Meeting will be elected. The election of the Directors of the Growth Fund is by a majority vote of the shares represented in person or by proxy at the Meeting and entitled to vote. Since two Directors of the Growth Fund are to be elected, the two Directors who receive a majority of the votes entitled to be cast at the Meeting will be elected.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, which is the case for the election of Trustees of the Equity Fund, abstentions and broker non-votes will not be counted as “votes cast” on the proposal and will have no effect on the result of the vote. However, if a proposal must be approved by a percentage of shares present at the Meeting and entitled to be cast, which is the case for the election of Directors of the Growth Fund, the effect of an abstention or broker non-vote will be the same as votes against the proposal because an absolute percentage of affirmative votes is required, regardless of the number of votes cast, and neither an abstention nor a broker non-vote is an affirmative vote. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such adjournment and will vote those proxies required to be voted for rejection of such proposal against any such adjournment. In the event of an adjournment, no notice is required other than, in the case of the Growth Fund, an announcement at the meeting at which adjournment is taken.

All shareholders of record of a Fund on February 15, 2007 are entitled to one vote for each share held. As of the record date, there were 156,669,818 outstanding shares of beneficial interest of Equity Fund and 27,534,315 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, on the record date for the Meeting, no shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of either Fund. As of February 15, 2007 the following persons were known to own of record more than 5% of the outstanding securities of the Funds:

Equity Fund	Name and Address of Record Owner	# of Shares Owned of Record	% of Class of Shares Owned
	Merrill Lynch
	101 Hudson Street, 9th Floor	18,655,082	11.91%
	Jersey City, New Jersey 07302
	Citigroup Global Markets
	333 W. 34th Street, 3rd Floor	15,695,936	10.02%
	New York, New York 10001

	A.G Edwards & Sons, Inc.
	1431 Kingsland Avenue	12,393,434	7.91%
	Pagedale, Missouri, 63133

	First Clearing, LLC
	10700 Wheat First Drive, MC WS1024	9,838,251	6.28%
	Glen Allen, Virginia 23060

	National Financial Services
	200 Liberty Street
	One World Financial Tower, 5th Floor	9,583,089	6.12%
	New York, New York 10281

	UBS Financial Services, Inc.
	1200 Harbor Blvd., 3rd Floor	9,385,342	5.99%
	Weehawken, New Jersey 07086

The Bank of New York
One Wall Street, 6th Floor	8,727,876	5.57%
New York, New York 10286

Charles Schwab & Co., Inc.
211 Main Street	8,445,164	5.39%
San Francisco, California 94105

Morgan Stanley
Harborside Financial Center	8,087,308	5.16%
Plaza 3, 6th Floor
Jersey City, New Jersey 07311

Growth Fund	Name and Address of Record Owner	# of Shares Owned of Record	% of Class of Shares Owned
	A.G. Edwards & Sons, Inc.
	1431 Kingsland Avenue	2,980,988	10.83%
	Pagedale, Missouri 63133

	Charles Schwab & Co., Inc.
	211 Main Street	2,339,164	8.50%
	San Francisco, California 94105

	National Financial Services
	200 Liberty Street	2,305,515	8.37%
	One World Financial Tower 5th Floor
	New York, New York 10281

	UBS Financial Services Inc.
	1200 Harbor Blvd., 3rd Floor	2,236,846	8.12%
	Weehawken, New Jersey 07086

	Citigroup Global Markets
	333 W. 34th Street, 3rd Floor	1,703,299	6.19%
	New York, New York 10001

	Morgan Stanley
	Harborside Financial Center	1,529,900	5.56%
	Plaza 3, 6th Floor
	Jersey City, New Jersey 07311

	First Clearing, LLC
	10700 Wheat First Drive, MC WS1024	1,495,601	5.43%
	Glen Allen, Virginia 23060

In addition, the Trustees, Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s outstanding shares as of the record date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Funds’ Trustees/Directors and officers and persons who own more than ten percent of the Funds’ outstanding shares and certain officers and directors of the Funds’ investment advisers (collectively, “Section 16 reporting persons”) to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Fund shares. Section 16 reporting persons are required by

SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file. To the Funds’ knowledge, based solely on a review of the copies of such reports furnished to the Funds and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them for the year ended December 31, 2006.

OTHER INFORMATION

The 2006 Annual Report for each Fund accompanied this proxy statement. You may obtain a copy of the report, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1625 Broadway, Suite 2200, Denver, CO 80202, or by calling 1-800-241-1850.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Under the SEC’s proxy rules, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Funds’ proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2008 Annual Meeting must be received by the Funds on or before November 2, 2007. The fact that the Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion. You may submit shareholder proposals to the Secretary of the Funds, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Shareholders who wish to make a proposal at a Fund’s 2008 Annual Meeting that will not be included in the Funds’ proxy materials must notify the Fund on or before January 16, 2008. If a shareholder who wishes to submit a proposal fails to timely notify the Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder’s proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

LIBERTY ALL-STAR GROWTH FUND, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Growth Fund, Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of the Fund, One Financial Center, 2nd Floor, Conference Room C, Boston, Massachusetts on Thursday, April 26, 2007 at 10:00 a.m., and at any  adjournments thereof.  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder.  The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR Proposal No. 1 in the discretion of the proxy holder as to any other matter that may properly come before the Meeting.  Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE WITH AN “X”

Proposals – The Board of Directors recommends a vote FOR all the nominees listed.

To Elect (2) Directors of the Fund:

(1) George R. Gaspari

For Nominee ☐	Withhold Authority ☐

(2) Richard W. Lowry

For Nominee ☐	Withhold Authority ☐

LIBERTY ALL-STAR GROWTH FUND, INC.

Authorized Signatures – This section must be completed for your vote to be counted.  – Date and sign Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign.  Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature:	Date:
Co-owner:	Date: